UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 12, 2010

EPL INTERMEDIATE, INC.

(Exact name of registrant as specified in its charter)

333-115644
(Commission File Number)

Delaware	13-4092105
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

3535 Harbor Blvd. Suite 100, Costa Mesa, California	92626
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 599-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) and (d)
As previously disclosed, effective September 12, 2010, Stephen E. Carley, the former President, Chief Executive Officer and director of EPL Intermediate, Inc. (“Intermediate”) and the former President, Chief Executive Officer and director of El Pollo Loco, Inc., a wholly-owned subsidiary of the Company (“EPL” and jointly with Intermediate, “the Company”) voluntarily resigned from all of his positions with the Company and its affiliates.

Effective September 12, 2010, Stephen J. Sather was appointed to serve as the acting President and Chief Executive Officer of the Company.  In addition, effective September 12, 2010, Mr. Sather was elected to the Board of Directors of both Intermediate and EPL.

Mr. Sather’s biographical information and the material terms of his employment arrangement with the Company, including his employment agreement, have been previously disclosed by Intermediate.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPL INTERMEDIATE, INC.
(Registrant)

Date: September 16, 2010	By:	/s/ Jerry Lovejoy
Jerry Lovejoy
Senior Vice President